VAN ECK INTERNATIONAL INVESTORS GOLD FUND
                    -----------------------------------------
                               1995 ANNUAL REPORT

Dear Fellow Shareholder:

We remain optimistic on the outlook for gold. Last year, however, provided mixed results and your Fund declined 8.9%, mainly because of weakness in the prices of South African gold-mining shares, particularly in the first half of the year and in the month of October. During the last three years, your Fund's average annual return was 24.4%, placing it fifth among the 28 precious metals funds monitored by Micropal, Inc., a mutual fund evaluation service*. The favorable longer-term results were due primarily to the superior performance of the South African shares during periods of rising gold prices. For instance, they more than doubled in 1993 from 1992 when the price of gold rose 17.4%.

We maintained our position in South African gold shares, which comprise approximately 47% of Fund assets, because we believe that they are the cheapest in the world and accordingly, offer superior investment value. However, during much of 1995 the earnings of the South African mines were under pressure from labor disturbances and lower output during the period of labor negotiations. Late in the third quarter, a new labor agreement was reached that raised mining wages by about the rate of inflation. The agreement also instituted policies to improve mining efficiencies, including 365-day-a-year mining schedules common in other countries, as well as the devolution of many labor relations issues to the local mine level in order to facilitate additional improvements in productivity. Evidence of the success of these changes should be forthcoming later this year. Many South African mines are also proceeding with internal restructuring and development programs, which are expected to extend mine life as well as to reduce costs. Two companies represented in the Fund, Beatrix Mines Ltd. and Western Areas Gold Mining Company Limited, are in the midst of substantial growth phases as new areas of their mines are being developed.

North American gold shares, which account for approximately 40% of the portfolio, were the best performing geographical sector of the Fund. Several of these companies, including Barrick Gold Corporation, TVX Gold Inc. and Newmont Mining Corporation, have active exploration, development and/or acquisition programs underway, which may add materially to gold reserves, production and future earning power.

Australian gold-mining companies account for about 8.5% of assets. Many are actively pursuing exploration and development programs to add new reserves. The development of underground reserves below several existing surface operations should materially extend the size and lives of these mines. Several also have policies to expand their activities into Indonesia and other Asian nations where significant gold and copper/gold deposits remain to be developed.

DIVIDEND NEWS
A dividend of $.01 a share on the Class A shares and long-term capital gains distributions of $.39 a share on both the Class A and Class C shares were paid on December 29, 1995 to shareholders of record on December 27, 1995. You have already received either a check or, if you participate in the dividend reinvestment plan, a confirmation of the number of shares purchased for your account at net asset value on the dividend reinvestment date, December 29, 1995.

GOLD IS UNDERVALUED
Since 1989, there has been a fundamental shortage of gold caused by a much greater private demand for gold from fabricators and investors than supply from newly-mined gold and scrap recovery. This shortage has been met by direct sales of gold from central banks, sales of gold originating from mine forward sales and option hedging. These sales were large and have put pressure on the gold price.

The price of gold averaged $384 an ounce in 1995 and it traded in an unusually narrow range from $371.50 to $395.20 an ounce. It thus continued its lackluster performance which began in 1989. With 1989 as a base, the gold price is undervalued compared to the U.S. Consumer Price Index. The latter has risen 23%

--------------------------------------------------------------------------------
Global Gold Supply, Demand and Price
(metric tons)
                            1990   1991  1992   1993  1994   1995
-------------------------------------------------------------------
FUNDAMENTAL
Demand (fabrication,
Asiatic bar investment and  3087   2860  3488   3461  3104   3618
net Western investment)

Supply (mine production,    2671   2631  2714   2853  2885   2858
old gold scrap)            ----------------------------------------

Supply Shortage              416    229   774    608   219    760
                           ========================================
WHICH WAS MET BY:

CENTRAL BANKS
Net Additional Mine
Forward Sales, Option
Hedging and Gold Loans       229    111   172    110   133    621
(largely through central
bank loans)

Net Sales                    187    118   602    498    86    139
                            ---------------------------------------
Net Central Bank Supply      416    229   774    608   219    760
                            =======================================
Average Gold Price          $384   $362  $344   $360  $384   $384

U.S. Consumer Price Index  130.7  136.2 140.3  144.5 148.2  152.5

Sources:   "Gold 1995," Gold Fields Mineral Services, Ltd.
         Department of Commerce
--------------------------------------------------------------------------------

since 1989 while the price of gold was flat through the end of the year.

As indicated in the chart above, the demand for gold rose approximately 17% in 1995 and mine production remained flat. Demand is estimated to be about 27% greater than supply. This increase in demand was partially met by the over four-fold increase in mine forward sales and option hedging. These factors more or less offset each other so there was little change in the spot price. However, the growing demand for leased gold from the mine selling programs pushed up the central bank lease rate in November to a peak and almost crisis level as shown in the adjacent graph. This was accompanied by a decline in the annual contango premium from about 6% in December 1994 to approximately 3% at present, which lowered related forward prices. For instance, the December 1998 gold contract, which was priced at $505 in December 1994, is now selling at about $434.50 an ounce (at January 25) . The lower relative forward prices reduce the attractiveness of forward sales to the mines.

GOLD MINE FORWARD SALES
Many gold mines sell a portion of their gold to bullion banks through forward contracts at future prices, which carry a premium (called a contango) over current (spot) prices, so that they can lock in the higher prices for future sales. The bullion banks purchase the forward contracts from the mines over long periods ahead and pay for the transaction by leasing the gold (usually for a three-month period) from central banks, by selling the leased gold on the spot market and by investing the proceeds at an interest rate to cover the cost of the lease rate and the contango premium. The bullion banks usually have to roll over their three-month leased gold with the central banks to meet the longer terms of their contracts with the mines. The transaction is concluded when the mine delivers the mined gold to the bullion bank, which in turn settles its lease with the central banks.

LONG-RUN INFLATIONARY CYCLE
The monetary seeds of the next inflation cycle are being sown. In spite of relatively tight money policies in the United States (high real interest rates and reduced monetization of government debt), total global cash outstanding last year grew by approximately 26%, largely caused by Japanese purchases of U.S. Government debt. The political drive to reduce government deficits in the United States, and in Europe to achieve European Monetary Union fiscal objectives, means that these deflationary forces must be balanced by more expansive monetary policies. Such policies will also be required to offset a period of global

--------------------------------------------------------------------------------

Gold 3-Month Lease Rates
1/1 to 12/31/95

1/1/95            1.0675                         1/31/95       1.3
                  1.0075                                       1.31
                  0.9575                                       1.3225
                  1.0075                                       1.25
                  0.965                                        1.32
                  0.975                                        1.31
                  1.125                                        1.26
                  1                                            1.22
                  0.8975                                       1.21
                  0.8775                                       1.1175
                  0.895                                        1.16
                  0.905                                        1.19
                  0.908                                        1.25
                  1.033                                        1.1975
                  1.003                                        1.1875
                  0.99                                         1.1875
                  1.04                                         1.1575
                  1.25                                         1.185
                  1.303                                        1.215
                  1.283                                        1.3175
                  1.32

2/28/95           1.8475                     3/31/95           1.4975
                  1.4675                                       1.47
                  1.5475                                       1.36
                  1.5975                                       1.3175
                  1.6075                                       1.2575
                  1.57                                         1.2175
                  1.52                                         1.1075
                  1.52                                         1.0475
                  1.55                                         1.0075
                  1.61                                         0.9275
                  1.5875                                       0.9275
                  1.6175                                       0.9275
                  1.6475                                       0.9175
                  1.6175                                       0.8975
                  1.9275                                       0.8975
                  1.7775                                       0.9775
                  1.6675                                       0.955
                  1.6975                                       0.975
                  1.6875                                       0.985
                  1.6775                                       0.985
                  1.6775
                  1.73
                  1.68

4/28/95           0.965                      5/31/95           0.89
                  0.985                                        0.88
                  0.965                                        0.8175
                  0.935                                        0.8125
                  0.955                                        0.845
                  0.955                                        0.815
                  0.955                                        0.83
                  0.9425                                       0.79
                  0.98                                         0.79
                  0.99                                         0.78
                  1.01                                         0.82
                  1.0525                                       0.7575
                  1.0625                                       0.81
                  1.0325                                       0.8
                  1.0725                                       0.7675
                  1.0425                                       0.8375
                  1.0225                                       0.9175
                  0.9825                                       1.015
                  0.9725                                       1.035
                  1.0125                                       1.0775
                  0.97                                         1.1775
                  0.97                                         1.1375
                  0.95

6/30/95           1.0675                     7/31/95           1.22
                  1.0975                                       1.3
                  1.1075                                       1.3
                  1.1775                                       1.38
                  1.2875                                       1.6025
                  1.4675                                       1.5625
                  1.3575                                       1.4125
                  1.2125                                       1.4125
                  1.0875                                       1.4025
                  1.13                                         1.4125
                  1.03                                         1.515
                  1.0925                                       1.475
                  1.0825                                       1.455
                  1.0725                                       1.465
                  1.175                                        1.475
                  1.175                                        1.425
                  1.155                                        1.5175
                  1.205                                        1.425
                  1.2925                                       1.5375
                  1.2925                                       1.4425
                  1.21                                         1.4425
                                                               1.42
                                                               1.5125

8/31/95           1.5125                     9/29/95           1.7925
                  1.5225                                       1.8025
                  1.5225                                       1.7825
                  1.52                                         1.825
                  1.6125                                       1.845
                  1.5925                                       1.8525
                  1.5725                                       1.8625
                  1.5425                                       1.9238
                  1.44                                         1.8738
                  1.5025                                       1.9025
                  1.42                                         1.8025
                  1.44                                         1.9625
                  1.45                                         1.9938
                  1.4144                                       2.1438
                  1.45                                         2.225
                  1.3775                                       2.2938
                  1.45                                         2.3238
                  1.5175                                       2.2713
                  1.5375                                       2.2313
                  1.68                                         2.325
                  1.75                                         2.375
                                                               2.265

10/31/95          2.2438                     11/30/95          4.0913
                  2.2938                                       4.1488
                  2.23                                         3.5588
                  2.2813                                       3.2088
                  2.25                                         2.7931
                  2.25                                         2.8675
                  2.5                                          2.8788
                  2.7913                                       2.88
                  3.0113                                       2.8688
                  3.0213                                       2.8075
                  3.0013                                       2.8588
                  2.85                                         3.0188
                  3.3813                                       3.0688
                  3.5313                                       3.3975
                  3.28                                         3.0625
                  3.1813                                       3.0725
                  3.0813                                       3.0538
                  3.5175                                       3.0538
                  3.64                                         3.0538
                  4.2113                                       3.0938
                  5.5213                                       2.6613
                  5.2913

12/29/95          2.5413

Source: Bloomberg

--------------------------------------------------------------------------------
economic weakness. The Federal Reserve has already reversed its tight policy by quarter-point federal funds cuts in July and December and by reversing its tight open market operations. Eleven European nations lowered interest rates in December. We expect these trends, as well as Japanese easy money, to continue this year. In our opinion, increased monetary liquidity will eventually be followed by higher inflation.

Already, there are signs of an incipient build-up of inflationary forces. In the United States, money supply (M3) has already turned up. Commodity prices, which have apparently gone through a "mid-cycle" correction owing to the effects of central bank tightening in 1994, have broken out on the upside. The Boeing labor settlement may be the forerunner of climbing labor costs. It will raise wages 6 1/2% a year on average for the next four years. As the business cycle resumes its growth, labor costs and consumer prices normally start to grow.

DEFLATIONARY SCENARIO
Even though we believe that the probabilities favor an inflationary scenario over the near future, there is always the possibility that serious deflationary pressures may prevail. The speculation in stocks and bonds may be peaking. Households may be dragged down by excessive debt. Growing competition may drive down corporate profits. The huge and rapidly growing amount of financial derivatives, which has recently doubled to over $40 trillion, highlights the possible risk of systemic failure in the economy. Investors may become concerned about financial risks and seek to reduce debt and to liquefy their portfolios. Historically, as paper assets lose value gold becomes the dominant store of value. In four out of the last five long periods of financial and economic contraction, the purchasing power of gold rose for at least three years after the bust, and in some cases much longer.

CONCLUSION In our opinion, the shock of the November 1995 peak in the gold lease rates, together with the reduced attractiveness to the mines of forward sales, will lead to lower and even eventual zero growth in mine forward selling. With this pressure gradually removed from the market, the fundamental supply shortage will be met through higher prices driving down elastic fabrication demand. Thus, gold's undervaluation compared to consumer prices should be corrected.

Renewed easing of global monetary policies will, in our opinion, restimulate the world's economy to reverse its current slowdown and to resume its longer-term upward path. An unexpected resurgence of demand could again put commodity and consumer prices and labor costs on an upward path. An eventual inflationary outcome cannot be excluded as the business cycle progresses.

We initially expect a decline in mine forward sales and net central bank direct sales to start the next upward gold price trend. This may have begun with the move in the spot price from $387.60 an ounce at the end of 1995 to $406.60 an ounce in late January 1996. Subsequently, rising inflationary expectations (or an unexpected deflationary outcome) may cause substantial investment diversification into gold, causing a typical exponential upward move in gold prices lasting several years, such as has been experienced in earlier gold cycles. Gold is an asset class that tends to move contrarily to other asset classes. This makes diversification of an investment portfolio into gold or gold-mining shares prudent and even optimal at times, in our opinion.

We appreciate your participation in the International Investors Gold Fund and we look forward to helping you meet your investment objectives in the future.


-----------                                     -----------




  [photo]                                         [photo]




----------                                      -----------
/s/ John C. Van Eck                             /s/ Henry J. Bingham
JOHN C. VAN ECK                                 HENRY J. BINGHAM
CHAIRMAN                                        PRESIDENT


January 25, 1996


*Rankings measure total return and do not take sales charges into consideration. The fund ranked 9th out of 18 for ten years, 12th out of 26 for five years and 29th out of 33 for one year ended December 31, 1995.

GOLD SHARES AND
YOUR INCOME PORTFOLIO
(1976-1995)

In dollars
Bonds Only                7568.799805
Gold Shares & Bonds       9785



THIS EXAMPLE ILLUSTRATES THE SUPERIOR PERFORMANCE OF A PORTFOLIO (ORIGINAL TOTAL INVESTMENT OF $1000) INVESTED FOR 20 YEARS (PERIOD ENDED 12/31/95), 80% IN THE UNMANAGED LEHMAN BROTHERS LONG-TERM GOVERNMENT BOND INDEX* AND 20% IN INTERNATIONAL INVESTORS GOLD FUND (II) OVER A PORTFOLIO INVESTED 100% IN THE SAME BOND INDEX.** THE PORTFOLIO THAT INCLUDED GOLD SHARES (II) PROVIDED AN AVERAGE ANNUAL RATE OF RETURN OF 12.1% COMPARED TO 10.7 % ON THE BONDS-ONLY PORTFOLIO, RESULTING IN THE SUBSTANTIAL DIFFERENCE IN THE FINAL VALUES OF THE PORTFOLIOS SHOWN ABOVE.


GOLD SHARES AND
YOUR GROWTH PORTFOLIO
(1976-1995)

In dollars
Stocks Only               15079.400391
Gold Shares & Stocks      16366.5


THIS EXAMPLE ILLUSTRATES HOW GOLD SHARES MIGHT HAVE IMPROVED THE PERFORMANCE OF A STOCK PORTFOLIO INVESTED IN THE S&P 500 INDEX, AN UNMANAGED STOCK INDEX, OVER A 20-YEAR PERIOD. THE PORTFOLIO THAT INCLUDED 20% INTERNATIONAL INVESTORS GOLD FUND WOULD HAVE ACHIEVED AN AVERAGE ANNUAL RATE OF RETURN OF 15.0% VERSUS 14.5% FOR THE STOCK-ONLY PORTFOLIO.** THE ABOVE CHART ILLUSTRATES THE SIGNIFICANCE OF THAT DIFFERENCE FOR AN ORIGINAL $1000 INVESTMENT.


 * U.S. Treasury Securities, which comprise the Lehman Brothers Long-Term Government Bond Index, are backed by the U.S. Government for payment of principal and interest. Shares of International Investors Gold Fund are not so backed.

** The portfolios with 20% held in International Investors were rebalanced yearly.

    The S&P 500 and the Lehman Brothers Long-Term Government Bond Index are unmanaged indexes and the Consumer Price Index is a measure of inflation. Past performance is not indicative of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


HOW A $10,000 INVESTMENT IN
INTERNATIONAL INVESTORS GOLD FUND-CLASS A
GREW TO $826,573

AS OF DECEMBER 31, 1995, THE AVERAGE ANNUAL TOTAL RETURNS WERE:

                                Before         After Maximum
                                Sales Charge   Sales Charge*

Life of the Fund                  11.8%           11.7%
--------------------------------------------------------
Past twenty years                 12.4%           12.0%
--------------------------------------------------------
Past fifteen years                 5.3%            4.9%
--------------------------------------------------------
Past ten years                     8.1%            7.4%
--------------------------------------------------------
Past five years                    6.9%            5.7%
--------------------------------------------------------
Past one year                     (8.9)%         (14.2)%
--------------------------------------------------------
C Shares-Life (since 10/14/94)   (15.8)%         (16.6)%
--------------------------------------------------------
Past one year                     (9.9)%         (10.8)%
--------------------------------------------------------

Past performance is not indicative of future results.
 * A shares: maximum sales charge = 5.75%
   C shares: 1% redemption charge, 1st year

THE CHART BELOW ILLUSTRATES HOW A $10,000 INVESTMENT IN INTERNATIONAL INVESTORS GOLD FUND CLASS A WITH INCOME, DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS REINVESTED WOULD HAVE GROWN TO $826,573 OVER THE LIFE OF THE FUND. IN THE OTHER CHARTS TO THE LEFT, YOU WILL ALSO SEE EXAMPLES OF HOW INTERNATIONAL INVESTORS GOLD FUND CLASS A SHARES MIGHT ENHANCE THE RETURNS OF TWO PORTFOLIOS, ONE GROWTH, THE OTHER INCOME-ORIENTED. THIS INFORMATION IS PROVIDED STRICTLY FOR ILLUSTRATIVE PURPOSES AND IS NOT TO BE CONSTRUED AS A GUARANTEE OF FUTURE RETURNS IN INTERNATIONAL INVESTORS GOLD FUND OR ANY VAN ECK FUND. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Date              Consumer                Total Value of
1/56              Price Index             Investment
6/56              10000                    9417
12/56             10137                    9870
6/57              10299                    9606
12/57             10498                   10565
6/58              10609                    9245
12/58             10797                   10821
6/59              10797                   13113
12/59             10797                   14541
6/60              10873                   17026
12/60             10960                   17992
6/61              11122                   18732
12/61             11134                   20969
6/62              11197                   20703
12/62             11271                   18866
6/63              11333                   19297
12/63             11420                   21063
6/64              11521                   20566
12/64             11572                   21715
6/65              11660                   22387
12/65             11797                   21378
6/66              11886                   22522
12/66             12097                   22553
6/67              12284                   20945
12/67             12419                   23202
6/68              12657                   28652
12/68             12955                   34712
6/69              13254                   35393
12/69             13665                   32890
6/70              14063                   29607
12/70             14486                   29543
6/71              14834                   32214
12/71             15133                   34652
6/72              15276                   31056
12/72             15511                   52884
6/73              15799                   49707
12/73             16428                   85823
6/74              17185                   95394
12/74             18228                  115627
6/75              19282                  105701
12/75             19927                  125962
6/76              20634                   80271
12/76             21105                   64842
6/77              21629                   57352
12/77             22560                   60865
6/78              23093                   76269
12/78             24233                   80920
6/79              25179                   83485
12/79             26818                  128486
6/80              28533                  230977
12/80             30730                  308630
6/81              32071                  380148
12/81             33672                  291480
6/82              34939                  304809
12/82             36067                  229784
6/83              36291                  462854
12/83             37000                  529346
6/84              37671                  503377
12/84             38565                  512036
6/85              39159                  388015
12/85             40000                  422873
6/86              40640                  380161
12/86             40708                  388060
6/87              41104                  509280
12/87             42221                  728405
6/88              42915                  686473
12/88             43882                  578872
6/89              44811                  535147
12/89             46150                  574279
6/90              46893                  809644
12/90             48307                  637487
6/91              49753                  590909
12/91             50574                  646075
6/92              51281                  606025
12/92             52138                  552941
6/93              52930                  429773
12/93             53819                  786693
6/94              55020                  917181
12/94             55650                  827655
6/95              56693                  907594
12/95             57176                  826573

Initial Investment $10,000
Initial Net Asset Value $9,417

Note: International Investors Gold Fund became a gold-oriented fund in 1968.

                        INTERNATIONAL INVESTORS GOLD FUND
                     INVESTMENT PORTFOLIO DECEMBER 31, 1995

No. of Shares         Securities(c)                    Value(Note 1)
--------------------------------------------------------------------------------
AUSTRALIA: 8.49%
     540,000   Acacia Resources Ltd.+                   $   970,626
   1,000,000   Australian Resources Ltd.                  1,017,567
     271,000   Central Pacific Minerals N.L. (ADR)+       1,075,545
     809,800   Great Central Mines N.L.+                  1,563,845
   1,000,000   Newcrest Mining Ltd.                       4,203,965
     450,000   North Flinders Mines Ltd.                  2,525,164
   1,854,500   Peptide Technology Ltd.+                     537,198
     450,000   Placer Pacific Ltd.                          929,180
   5,378,000   Plutonic Resources Ltd.                   25,564,861
     600,000   Resolute Samantha Gold N.L. (d)            1,270,103
     500,000   St. Barbara Mines Ltd.                       308,241
     700,000   WMC Ltd.                                   4,571,875
                                                        -----------
                                                         44,538,170
                                                        -----------
CANADA: 21.59%
   1,390,000   Barrick Gold Corp.                        36,661,250
   1,180,000   Echo Bay Mines Ltd.                       12,242,500
     150,000   Hemlo Gold Mines Inc.                      1,406,250
     800,000   Miramar Mining Corp.+                      3,955,319
     800,000   Pegasus Gold Inc.+                        11,100,000
   1,210,000   Placer Dome Inc.                          29,191,250
     250,000   Richmont Mines Inc.+                         659,220
     300,000   Royal Oak Mines Inc.+                      1,068,750
      30,000   Stone Consolidated Corp.+                    384,545
     120,000   Teck Corp. (Class B)                       2,340,231
   2,000,000   TVX Gold Inc.+                            14,250,000
                                                        -----------
                                                        113,259,315
                                                        -----------

GHANA: .31%
      80,000   Ashanti Goldfields Co. Ltd. GDS            1,610,000
                                                        -----------
NETHERLANDS: .61%
      15,000   Renaissance Hotel Group N.V.+                382,500
      20,000   Royal Dutch Petroleum Co.
                 N.Y. Registry Shares                     2,822,500
                                                        -----------
                                                          3,205,000
                                                        -----------
NORWAY: .08%
       2,500   Norsk Hydro As (ADR)+                        104,688
      12,000   Petroleum Geo-Services As (ADR)+             300,000
                                                        -----------
                                                            404,688
                                                        -----------
PHILIPPINES: .03%
     250,000   Filinvest Development Corp.                  166,889
                                                        -----------

SOUTH AFRICA: 46.99%
      86,000   Anglo American Corp. of South Africa (b)   5,181,500
   1,000,000   Beatrix Mines Ltd.                         8,906,250
   1,200,000   Blyvooruitzicht Gold Mining Co.
               Ltd. (a)(b)+                               1,875,000
   1,000,000   Consolidated Modderfontein Mines
               Ltd. (ADR)+                                  117,500
   1,700,000   Deelkraal Gold Mining Co. Ltd. (b)         1,360,000
   1,290,000   Driefontein Consolidated Ltd. (b)         15,963,750
     150,000   Durban Roodepoort Deep, Ltd. (a) (b)+      1,284,375
      83,924   Durban Roodepoort Deep,
               Ltd. 8% Preferred (a)+                       736,680
   2,255,000   Elandsrand Gold Mines Co. Ltd. (b)        10,922,730
   1,425,649   Free State Consolidated Gold Mines
               Ltd. (b)                                  10,335,955
     695,000   Gold Fields of South Africa Ltd. (b)      20,676,250
     700,000   Harmony Gold Mining Co. Ltd. (b)           6,081,250
   2,310,000   Hartebeestfontein Gold Mining Co.
               Ltd. (b)                                   5,786,550
     860,000   Impala Platinum Holdings Ltd. (b)         16,340,000
     640,000   Kinross Mines Ltd. (b)                     5,960,000

No. of Shares         Securities(c)                    Value(Note 1)
--------------------------------------------------------------------------------
SOUTH AFRICA (cont'd)
   1,905,000   Kloof Gold Mining Ltd. (b)               $17,978,437
   1,300,000   Loraine Gold Mines Ltd. (a) (b)+           3,786,250
   7,392,500   Middle Witwatersrand (Western Areas) Ltd. 28,645,938
     439,780   Potgietersrust Platinum Ltd.               2,657,921
   1,780,000   Randfontein Estates Gold Mining Co.
                 Witwatersrand Ltd. (The)                11,369,750
     320,500   Randgold & Exploration Co. Ltd.            1,302,031
     554,334   Rustenburg Platinum Holdings Ltd. (b)      9,111,865
     896,200   Unisel Gold Mines Ltd. (ADR)               2,363,728
     188,900   Vaal Reefs Exploration
                 And Mining Co. Ltd. (b)                 11,353,875
   1,635,152   Western Areas Gold Mining Co. Ltd. (b)    27,644,361
     473,000   Western Deep Levels Ltd. (b)              15,490,750
     460,000   Winkelhaak Mines Ltd. (b)                  3,248,750
                                                        -----------
                                                        246,481,446
                                                        -----------
SPAIN: .05%
       7,500   Repsol, S.A. (ADR)+                          246,563
                                                        -----------
SWEDEN: .05%
      25,000   Stora Kopparbergs `B' Free+                  299,054
                                                        -----------
UNITED STATES: 19.44%
     530,000   Alta Gold Co.+                               828,125
       1,500   Amoco Corp.                                  107,813
       2,000   Anadarko Petroleum Corp.                     108,250
       7,000   Apache Corp.                                 206,500
      10,000   Baker Hughes Inc.+                           243,750
   1,200,000   Battle Mountain Gold Co.                  10,050,000
      10,000   Bowater Inc.                                 355,000
       6,850   Camco International Inc.+                    191,800
       8,000   Champion International Corp.                 336,000
     400,000   Coeur D'Alene Mines Corp.                  6,850,000
      10,000   Cross Timbers Oil Company                    176,250
       7,500   Enron Corp.                                  285,938
       6,000   Enron Oil and Gas Co.+                       144,000
      10,000   Ensco International Inc.+                    230,000
     140,000   Firstmiss Gold, Inc.+                      3,115,000
     750,000   Freeport- McMoRan Copper &
                 Gold Inc. (Class A)                     21,000,000
   1,500,000   Homestake Mining Corp.                    23,437,500
       6,500   Jefferson Smurfit Corp.+                      61,750
       6,000   Louisiana Land & Exploration Co.             257,250
       1,000   Mobil Corp.+                                 112,000
     280,000   Newmont Gold Co.                          12,250,000
     240,000   Newmont Mining Corp.                      10,860,000
      10,000   Nuevo Energy Co.+                            223,750
      12,500   Patriot American Hospitality Inc.            321,875
   1,270,000   Piedmont Mining Co., Inc. (a)+               516,001
      15,000   Reading & Bates Corp.+                       225,000
     450,000   Santa Fe Pacific Gold Corp.                5,456,250
      17,300   Security Capital Industrial Trust            302,750
     105,000   Stillwater Mining Co.+                     2,021,250
      10.000   Tejas Power Corp. (Class A)+                  91,250
       3,000   Triton Energy Corp.+                         172,125
      11,600   Union Pacific Resources Group Inc.           294,350
      15,000   United Meridian Corp.+                       260,625
     275,000   USMX Inc.+                                   541,420
      10,000   USX-Marathon Group+                          195,000
       5,000   Weatherford Enterra Inc.+                    144,375
                                                        -----------
                                                        101,972,947
                                                        -----------
TOTAL STOCKS & OTHER INVESTMENTS: 97.64%
(Cost $331,057,250)                                     512,184,072
                                                        -----------

                       See Notes to Financial Statements.

                       INTERNATIONAL INVESTORS GOLD FUND
                     INVESTMENT PORTFOLIO DECEMBER 31, 1995


NOTIONAL VALUE       CALL OPTIONS PURCHASED: 0.05%
---------------------------------------------------
     $83,924   Durban Roodeport Deep, Ltd.
                Strike price @ $30.00 Expiring 12/96
                (Cost $127,460) (a)                    $    276,255
                                                       ------------
PRINC. AMT.          SHORT-TERM OBLIGATIONS: 2.31%
---------------------------------------------------
 $12,109,000   General Electric Capital Corp. Commercial Paper
                Due 1/2/96
                Interest Yield Of 5.55%
                (Amortized Cost $12,107,133)             12,107,133
                                                       ------------
TOTAL INVESTMENTS: 100% (Cost: $343,291,843)           $524,567,460
                                                       ============


----------

a Investment in companies of 5% or more whose outstanding voting securities are held by the Fund (such as are defined as "Affiliated Comapnies" in the Investment Company Act of 1940) (Note 2).
b Includes securities in the form of American Depository Receipts (ADR). ADR's are traded at prices substantially equivalent to those quoted for ordinary shares.
c   Unless otherwise indicated, securities owned are shares of common stock.
d   Formerly Samantha Gold N.L.
+   Non-income producing.


SUMMARY OF
INVESTMENTS                          % OF
BY INDUSTRY                     PORTFOLIO
-----------                      --------
Gold and Silver                     74.1%
Mining--Finance House               10.4%
Platinum                             5.7%
Diversified Metals                   5.3%
Oil Integrated - International       0.6%
Oil & Gas Exploration                0.5%
Oil/Gas Equipment and Service        0.3%
Paper & Forest Products              0.3%
Real Estate                          0.2%
Drugs                                0.1%
Oil Integrated--Domestic             0.1%
Natural Gas--Diversified             0.1%
Commercial Paper                     2.3%
                                   ------
                                   100.0%
                                   ======


                       See Notes to Financial Statements.

                        INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------
                        INTERNATIONAL INVESTORS GOLD FUND
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995
ASSETS:
Investments at value (cost, $343,291,843) (Note 1 & 2)     $524,567,460
Cash                                                             34,363
Receivables:
  Dividends                                                     941,902
  Securities sold                                               556,463
  Capital shares sold                                         7,423,401
  Tax reclaims                                                   47,023
  Miscellaneous                                                  28,138
  From Advisor                                                   22,578
Other assets                                                     10,237
                                                           ------------
      Total assets                                          533,631,565
                                                           ------------
LIABILITIES:
Payables:
  Capital shares redeemed                                     9,719,072
  Securities purchased                                          108,737
  Dividends payable                                           2,885,870
  Accounts payable                                              402,777
                                                           ------------
      Total liabilities                                      13,116,456
                                                           ------------
NET ASSETS                                                 $520,515,109
                                                           ============
CLASS A
Net asset value and redemption price per share
  ($519,795,077/38,938,623)                                      $13.35
                                                                 ======
Maximum offering price per share
  (NAV/(1 - maximum sales commission))                           $14.16
                                                                 ======
CLASS C
Net asset value, offering and redemption price per share
  ($720,032/54,461)(Redemption may be
  subject to a contingent deferred sales charge
  within the first year of ownership)                            $13.22
                                                                 ======
Net assets consist of:
  Aggregate paid in capital                                $339,681,927
  Unrealized appreciation of investments and
    foreign currency                                        181,273,643
  Distribution in excess of net investment income              (440,461)
                                                            -----------
                                                           $520,515,109
                                                           ============
-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1995
INCOME:
Dividends (less foreign taxes withheld
  of $1,215,543)                           $ 9,920,093
Interest income                              1,430,904
                                           -----------
      Total income                                          $11,350,997

EXPENSES:
Management (Note 4)                          4,256,866
Distribution Class C (Note 5)                    7,245
Administration                               1,656,091
Transfer agency                              1,324,951
Custody                                        320,493
Registration                                    56,964
Professional                                   139,145
Reports to shareholders                        116,710
Trustees fees                                   76,181
Other                                          263,192
                                           -----------
      Total expenses                         8,217,838
Expenses assumed by Advisor and reduced
  by a directed brokerage
  arrangement  (Note 4)                        (28,945)
                                           -----------
  Net expenses                                                8,188,893
                                                            -----------
Net investment income                                         3,162,104

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (NOTE 3)
Realized gain from security transactions
  (excluding short-term securities):
  Proceeds from sales                       82,322,439
  Cost of securities sold                   67,024,198
                                           -----------
      Realized gain                                          15,298,241
Realized loss from gold bullion                                (732,608)
Realized loss from foreign currency
  transactions                                                  (72,193)
Change in unrealized depreciation of foreign
  denominated receivables and payables                           (1,974)
Change in unrealized appreciation of
  investments                                               (68,070,609)
                                                            -----------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                          $(50,417,039)
                                                           ============

STATEMENT OF CHANGES IN NET ASSETS
For the Years Ended December 31, 1995 and 1994
                                               1995                 1994
                                           ------------         ------------
DECREASE IN NET ASSETS:
  Operations:
    Net investment income               $    3,162,104       $    8,141,878
    Realized gain from
      security transactions                 15,298,241           21,198,035
    Realized gain (loss) from gold bullion    (732,608)             237,539
    Realized gain (loss) from foreign
      currency transactions                    (72,193)             219,947
    Change in unrealized depreciation
      of foreign currency receivables
      and payables                              (1,974)                  --
    Change in unrealized appreciation of
      investments                          (68,070,609)         (34,502,171)
                                        --------------       --------------
    Decrease in net assets
    resulting from operations              (50,417,039)          (4,704,772)

  Undistributed net investment
    income included in price of shares
    sold and reacquired (Note 1)                   --           (21,375,012)
                                        --------------       --------------
                                           (50,417,039)         (26,079,784)
                                        --------------       --------------
  Dividends to shareholders from:
    Net investment income
      Class A                               (4,029,551)          (7,615,991)
      Class C                                     (451)              (4,828)
                                        --------------       --------------
                                            (4,030,002)          (7,620,819)
                                        --------------       --------------

    Net realized gain
      Class A                              (14,509,609)         (21,697,760)
      Class C                                  (20,445)             (14,769)
                                        --------------       --------------
                                           (14,530,054)         (21,712,529)
                                        --------------       --------------
    Tax return of capital
      Class A                                 (729,570)                   --
      Class C                                   (1,067)                   --
                                        --------------       --------------
                                              (730,637)                   --
                                        --------------       --------------
                                           (69,707,732)         (55,413,132)
                                        --------------       --------------
 Capital share transactions*
   Net proceeds from sales of shares:
      Class A shares                     2,320,963,093        1,424,630,182
      Class C shares                           674,526              447,464
                                        --------------       --------------
                                         2,321,637,619        1,425,077,646
                                        --------------       --------------
    Reinvestment of dividends:
      Class A shares                        34,594,341           21,420,479
      Class C shares                            32,330                   --
                                        --------------       --------------
                                            34,626,671           21,420,479
                                        --------------       --------------
    Cost of shares reacquired:
      Class A shares                    (2,400,920,600)      (1,483,391,850)
      Class C shares                          (358,616)                (930)
                                        --------------       --------------
                                        (2,401,279,216)      (1,483,392,780)
                                        --------------       --------------
    Increase in additional paid in capital
      for reversal of amounts previously
      allocated to undistributed net investment
      income (Note 1-F)                             --           21,375,012
                                        --------------       --------------

    Decrease in net assets resulting
      from capital share transactions      (45,014,926)         (15,519,643)
                                        --------------       --------------
      Total decrease in net assets        (114,722,658)         (70,932,775)
NET ASSETS:
  Beginning of year                        635,237,767          706,170,542
                                        --------------       --------------
  End of year (including overdistributed net
    investment income of $440,461 and
    undistributed net investment income of
    $924,779, respectively)               $520,515,109         $635,237,767
                                        ==============       ==============
*SHARES OF BENEFICIAL INTEREST ISSUED AND
  REDEEMED (UNLIMITED NUMBER OF $.001
  PAR VALUE SHARES AUTHORIZED)
                                              CLASS A              CLASS A
                                           -----------          -----------
    Shares sold                            168,788,761           91,335,675
    Reinvestment of dividends                2,413,214            1,340,989
                                           -----------          -----------
                                           171,201,975           92,676,664
    Shares reacquired                     (173,993,647)         (94,855,788)
                                           -----------          -----------
    Net decrease                            (2,791,672)          (2,179,124)
                                           ===========          ===========
                                              CLASS C              CLASS C
                                            -----------         -----------
    Shares sold                                 50,162               28,459
     Reinvestment of dividends                   2,662                   --
                                           -----------          -----------
                                                52,824               28,459
    Shares reacquired                          (26,766)                 (56)
                                           -----------          -----------
    Net increase                                26,058               28,403
                                           ===========          ===========

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

                                                                              CLASS A
                                --------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                --------------------------------------------------------------------------------------------------

                                1995       1994      1993       1992     1991       1990      1989*      1988*      1987     1986
                               ------     ------    ------     ------   ------     ------    ------     ------     ------   ------
Net Asset Value
  Beginning of Period.......   $15.21     $16.08    $ 7.81     $11.29   $11.32     $16.38    $11.30     $15.29     $12.04   $ 9.48
                               ------     ------    ------     ------   ------     ------    ------     ------     ------   ------
Income from Investment
  Operations:
  Net Investment
    Income (Loss)...........     0.08       0.19      0.14       0.17     0.16       0.26      0.32       0.34       0.48     0.43
  Net Gain (Loss)
    on Securities
    (both realized and
    unrealized).............    (1.44)     (0.36)     8.70      (3.44)    0.13      (4.67)     5.39      (3.69)      3.72     2.73
                               ------     ------    ------     ------   ------     ------    ------     ------     ------   ------
Total from Investment
Operations..................    (1.36)     (0.17)     8.84      (3.27)    0.29      (4.41)     5.71      (3.35)      4.20     3.16
                               ------     ------    ------     ------   ------     ------    ------     ------     ------   ------
Less Distributions:
  Dividends from
    Net Investment
    Income (a)..............    (0.10)     (0.18)    (0.13)     (0.12)   (0.17)     (0.25)    (0.31)     (0.29)     (0.42)   (0.40
  Distributions from
    Capital Gains...........    (0.38)     (0.52)    (0.44)     (0.09)   (0.15)     (0.40)    (0.32)     (0.35)     (0.53)   (0.20)
  Tax Return of Capital.....    (0.02)        --        --         --       --         --        --         --         --       --
                               ------     ------    ------     ------   ------     ------    ------     ------     ------   ------
Total Distributions.........    (0.50)     (0.70)    (0.57)     (0.21)   (0.32)     (0.65)    (0.63)     (0.64)     (0.95)   (0.60)
                               ------     ------    ------     ------   ------     ------    ------     ------     ------   ------
Net Asset Value,
  End of Period.............   $13.35     $15.21    $16.08     $ 7.81   $11.29     $11.32    $16.38     $11.30     $15.29   $12.04
                               ======     ======    ======     ======   ======     ======    ======     ======     ======   ======
Total Return (b)............    (8.93%)    (1.04%)  113.41%    (29.09%)   2.56%    (27.00%)   51.30%    (22.00%)    34.70%   34.00%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets,
    End of Period (000)..... $519,795   $634,808  $706,171   $360,177 $568,859   $611,401  $924,110   $712,078 $1,040,381 $824,386
Ratio of
    Expenses to Average
    Net Assets..............    1.42%       1.15%     1.12%      1.18%    1.17%      0.97%     0.88%      0.83%      0.71%    0.86%
Ratio of Net Income (Loss)
    to Average Net Assets...    0.55%       1.23%     1.13%      1.72%    1.41%      1.83%     2.38%      2.67%      3.34%    4.73%
Portfolio Turnover Rate.....    4.10%       7.08%     7.20%      2.30%    2.20%      2.10%     3.50%      5.30%      1.00%    3.10%
-----------

For a share outstanding throughout each period

                                            CLASS C
                                     ---------------------
                                     Year      For the Period
                                     Ended   October 14, 1994++
                                    Dec. 31,        to
                                     1995    December 31, 1994
                                    ------     ------------------

Net Asset Value
  Beginning of Period........       $15.13          $17.56
                                    ------          ------
Income from Investment
  Operations:
  Net Investment
    Income (Loss)............        (0.07)           0.04 (c)
  Net Gain (Loss)
    on Securities
    (both realized and
    unrealized)..............        (1.43)          (1.78)
                                     ------          ------
Total from Investment
Operations...................        (1.50)          (1.74)
                                     ------          ------
Less Distributions:
  Dividends from
    Net Investment
    Income (a)...............        (0.01)          (0.17)
  Distributions from
    Capital Gains............        (0.38)          (0.52)
  Tax Return of Capital......        (0.02)             --
                                     ------          ------
Total Distributions..........        (0.41)          (0.69)
                                     ------          ------
Net Asset Value,
  End of Period..............        $13.22          $15.13
                                     ======          ======
Total Return (b).............        (9.91%)          (9.9%)

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets,
    End of Period (000)......         $720            $430
Ratio of
    Expenses to Average
    Net Assets...............         2.46%**         2.27%+
Ratio of Net Income (Loss) to
    Average Net Assets.......        (0.45%)          1.25%+
Portfolio Turnover Rate......         4.10%           7.08%
-----------

(a) Net of foreign taxes withheld (to be included in income and claimed as a tax credit or deduction by the shareholder for federal income tax purposes) of $0.03 for 1995, $0.07 for 1994, $0.05 for 1993, $0.04 for 1992, $0.03
     for 1991,  $0.07 for 1990,  $0.07 for 1989,  $0.06 for 1988, $0.07 for 1987
     and $0.05 for 1986.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.

(c)  Based on average shares outstanding.
  *  Certain per share amounts have been reclassified.

 ** Had the Advisor not agreed to assume a portion of expenses for Class C, the expense ratio would have been 5.57%.

  +  Annualized.

 ++  Initial  offering  of Class C shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS

NOTE  1 --  SIGNIFICANT  ACCOUNTING  POLICIES:

Van Eck Funds (the "Trust"), organized as a Massachusetts business trust on April 3, 1985, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the International Investors Gold Fund series (formerly known as International Investors), a diversified fund (the "Fund") of the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. SECURITY VALUATION -- Securities traded on national exchanges and traded in the NASDAQ National Market System are valued at the last sales prices

                       INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

    reported at the close of business on the last business day of the period. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Direct investments in gold bullion are valued at the mean of the bid and asked price quoted by a major commodity dealer. Short-term obligations are valued at cost which with accrued interest approximates value. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES -- It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION -- Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies.  Purchases  and  sales  of  investments  are  translated  at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed. Recognized gains or losses on other foreign denominated assets and liabilities attributable to foreign currency fluctuations are recorded as net realized gains and losses from foreign currency transactions.

D. DISTRIBUTIONS -- Dividends to shareholders from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of foreign currency transactions and passive foreign investment companies. The effect of these differences for the year ended December 31, 1995 decreased overdistributed net investment income by $28,098, decreased cumulative realized losses by $241,811 and decreased paid in capital by $269,909.

E. OTHER-- Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

F. ACCOUNTING CHANGE -- Prior to July 1, 1994, the Fund used equalization accounting to keep a continuing shareholder's per share interest in undistributed net investment income unaffected by shareholder activity. This was accomplished by allocating a per share portion of the proceeds from sales and the cost of redemptions of Fund shares to undistributed net investment income. As of July 1, 1994, the Fund discontinued using equalization. This change has no effect on the Fund's net assets, net asset value per share, or its net decrease in net assets resulting from operations. Discontinuing the use of book equalization results in simpler financial statements. The cumulative effect of the change was to decrease undistributed net investment income and increase paid in capital previously reported through June 30, 1994 by $21,375,012.

NOTE 2-- The market value of investments in affiliates (as defined in the Investment Company Act of 1940) at December 31, 1995 aggregated $8,474,561. The Fund did not earn any dividend income from its investments in affiliates.


NOTE 3 -- Purchases of investments other than short-term obligations and gold bullion aggregated $22,125,824 for the year ended December 31, 1995. Purchases and sales of Gold Bullion totaled $67,142,250 and $85,586,915. For federal income tax purposes the cost of investments owned at December 31, 1995 was $343,732,304. As of December 31, 1995, net unrealized appreciation for federal income tax purposes aggregated $180,835,156 of which $245,957,780 related to appreciated investments and $65,122,624 related to depreciated investments.

NOTE 4 -- Van Eck Associates Corporation earned fees of $4,256,866 for the year ended December 31, 1995 for investment management and advisory services. The fee was based on an annual rate of .75 of 1% of the first $500 million of average daily net assets, .65 of 1% on the next $250 million and .50 of 1% of the excess over $750 million. Van Eck Securities Corporation received $161,888 for the year ended December 31, 1995 from commissions earned on sales of shares of beneficial interest of the Fund after deducting $650,766 allowed to other dealers. In accordance with the administration agreement, the Fund reimbursed Van Eck Associates Corporation $1,324,951 for costs incurred in connection with certain administrative and operational functions. Certain of the officers and trustees of the Trust are officers, directors or stockholders of Van Eck Associates Corporation and Van Eck Securities Corporation.

The Advisor agreed to assume $22,578 of Class C transfer agency's expenses for the year ended December 31, 1995. In addition, the Fund had some of its portfolio trades directed to a broker-dealer who, in return, agreed to pay a portion of the Fund's expenses. For the year ended December 31, 1995, the portion of the Fund's expenses reduced by this directed brokerage arrangement amounted to $6,367.

NOTE 5 -- Pursuant to a Rule 12b-1 Plan of Distribution (the "Plan"), the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and service shareholder accounts and payments to Van Eck Securities Corporation ("VESC"), the distributor, for reimbursement of other actual promotion and distribution expenses incurred by the distributor on behalf of the Fund. The amount paid under the Plan in any one year is limited to 1.00% of average daily net assets for Class C shares (the "Annual Limitation"). For Class C shares, the Fund will pay to the selling broker at the time of sale 1% of the amount of the purchase. Such advanced fees will be expensed by the Fund over the course of the first twelve months from the time of purchase. Should the payments to the brokers made by the Fund exceed, on an annual basis, 1% of average daily net assets, VESC will reimburse any excess. Shareholders redeeming within one year of purchase will be subject to a 1% redemption charge which will be retained by the Fund. After the first year, the 1% 12b-1 fee will be paid to VESC which will retain a portion of the fee for distribution services and pay the remainder to brokers.

Distribution expenses incurred under the Plan that have not been paid because they exceed the Annual Limitation may be carried forward to future years and paid by the Fund within the Annual Limitation. VESC has waived its right to

                       INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------
reimbursement of the carried forward amounts incurred for the period October 14, 1994 through April 30, 1996 in the event the Plan is terminated, unless the Board of Trustees determines that reimbursement of the carried forward amount is appropriate. The cumulative excess of distribution expenses incurred over the Annual Limitation at December 31, 1995, was $22,558 for Class C shares.

NOTE 6 -- The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. In addition, some foreign companies are not generally subject to the same uniform accounting, auditing and financial rules as are American companies, and there may be less government supervision and regulation. Foreign investments may also be subject to foreign taxes, dividend collection fees and settlement delays.

The Fund has significant investments in South African securities. South African securities may be subject to greater political, social and economic risks than investments in more developed foreign markets. Emerging market countries, such as South Africa, may present the risk of nationalization of businesses, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production or distribution of gold and other metals, minerals, oil, natural gas and coal and by investing in gold bullion and coins. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.


REPORT OF INDEPENDENT ACCOUNTANTS
To the Shareholders and Board of Trustees of the Van Eck Funds:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the International Investors Gold Fund (the "Fund"), (one of the series constituting the Van Eck Funds) as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the six years in the period ended December 31, 1991 were audited by other auditors whose report dated January 24, 1992, expressed an unqualified opinion thereon.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International Investors Gold Fund series of the Van Eck Funds as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.

New York, New York
February  19, 1996                                Coopers & Lybrand L.L.P.

VAN ECK FAMILY OF FUNDS
--------------------------------------------------------------------------------

GLOBAL HARD ASSETS FUND
Seeks long-term capital appreciation by investing globally, primarily in "Hard Asset Securities". Income is a secondary consideration.


INTERNATIONAL INVESTORS GOLD FUND
Founded in 1955, this Fund is the oldest gold-oriented mutual fund in the U.S. It invests in gold-mining shares globally and seeks long-term capital appreciation, moderate yield and protection against monetary uncertainties.


GOLD/RESOURCES FUND
Seeking a long-term global hedge against inflation and other risks, this Fund invests in gold-mining and natural resources companies outside South Africa.


GOLD OPPORTUNITY FUND
Seeks capital appreciation by investing globally in equity securities of companies engaged in the exploration, development, production and distribution of gold and other precious metals, and through active asset allocation between gold-related assets and cash instruments.


ASIA DYNASTY FUND
This Fund seeks long-term capital appreciation by investing in the equity securities of companies that are expected to benefit from the development and growth of the economies in the Asia Region. AIG Global Investment Corp. serves as sub-investment advisor to this Fund.


ASIA INFRASTRUCTURE FUND
Seeks long-term capital appreciation by investing in the equity securities of infrastructure companies that are expected to benefit from the development and growth of the economies in the Asia Region. AIG Global Investment Corp. serves as sub-investment advisor to this Fund.


GLOBAL BALANCED FUND This Fund seeks long-term capital appreciation together with current income by investing in stocks, bonds and money market instruments worldwide. Fiduciary International, Inc. serves as sub-investment advisor to this Fund.


GLOBAL INCOME FUND
This Fund seeks high total return through a flexible policy of investing globally, primarily in debt securities.


U.S. GOVERNMENT MONEY FUND
This Fund seeks the highest safety of principal and daily liquidity by investing in U.S. Treasury bills and repurchase agreements collateralized by U.S. Government obligations.

--------------------------------------------------------------------------------
This report must be accompanied or preceded by a Van Eck Gold and Money Funds prospectus which includes more complete information such as charges and expenses and the risks associated with international investing including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. For a free Van Eck Global Funds prospectus, please call the number listed below. Please read the prospectus before investing.


[LOGO]

Van Eck Securities Corporation
99 Park Avenue, New York, NY 10016
FOR ACCOUNT ASSISTANCE PLEASE CALL (800) 544-4653


                               DECEMBER 31, 1995

                                    VAN ECK

                                 INTERNATIONAL

                                   INVESTORS

                                      GOLD

                                      FUND

                                     ANNUAL

                                     REPORT


X96-0130-006